UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2013
ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
This Current Report on Form 8-K is being filed by Energy Transfer Partners, L.P. ("ETP") to provide investors with updated unaudited pro forma condensed consolidated financial information in connection with (i) ETP's acquisition of Sunoco, Inc. ("Sunoco") completed on October 5, 2012 and (ii) Energy Transfer Equity, L.P.'s contribution of its interest in Southern Union Company ("Southern Union") into ETP Holdco Corporation ("Holdco"), an ETP-controlled entity, in exchange for a 60% equity interest in Holdco. In conjunction with ETE's contribution, ETP contributed its interest in Sunoco to Holdco and will retain a 40% equity interest in Holdco. The updated unaudited pro forma condensed consolidated financial information included in this Current Report on Form 8-K also reflects the pro forma impact from Sunoco's exit from its Northeast refining operations by contributing certain refining assets and various commercial contracts to a joint venture on September 8, 2012.

Exhibit 99.1 to this Current Report on Form 8-K presents the following unaudited pro forma condensed consolidated financial information of ETP and its subsidiaries, which has been prepared in accordance with Article 11 of Regulation S-X:

•	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2012;

•	Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2012;

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011; and

•	Notes to unaudited pro forma condensed consolidated financial statements.
Exhibit 99.2 to this Current Report on Form 8-K presents the unaudited condensed consolidated financial statements of Sunoco and its subsidiaries for the nine months ended September 30, 2012 and 2011 included with this Form 8-K.
Exhibit 99.3 to this Current Report on Form 8-K presents the unaudited condensed consolidated financial statements of Southern Union and its subsidiaries for the period from Acquisition (March 26, 2012) to September 30, 2012, the period from January 1, 2012 to March 25, 2012, the three months ended September 30, 2012 and the three and nine months ended September 30, 2011 and is incorporated by reference to the Quarterly Report on Form 10-Q filed by Southern Union on November 8, 2012.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2	Sunoco, Inc. and Subsidiaries Unaudited Condensed Consolidated Financial Statements for the Nine Months Ended September 30, 2012 and 2011
99.3
Southern Union Company and Subsidiaries Unaudited Condensed Consolidated Financial Statements for the period from Acquisition (March 26, 2012) to September 30, 2012, the period from January 1, 2012 to March 25, 2012, the three months ended September 30, 2012 and the three and nine months ended September 30, 2011 (incorporated by reference to Part I, Item 1 of Form 10-Q filed by Southern Union Company on November 8, 2012)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.
	By:	Energy Transfer Partners GP, L.P.,
its general partner

	By:	Energy Transfer Partners, L.L.C.
its general partner

Date: January 14, 2013	/s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2	Sunoco, Inc. and Subsidiaries Unaudited Condensed Consolidated Financial Statements for the Nine Months Ended September 30, 2012 and 2011
99.3
Southern Union Company and Subsidiaries Unaudited Condensed Consolidated Financial Statements for the period from Acquisition (March 26, 2012) to September 30, 2012, the period from January 1, 2012 to March 25, 2012, the three months ended September 30, 2012 and the three and nine months ended September 30, 2011 (incorporated by reference to Part I, Item 1 of Form 10-Q filed by Southern Union Company on November 8, 2012)